SUMMARY PROSPECTUS

Rainier Mid Cap Equity Fund – RIMMX

Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling (800) 248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Mid Cap Equity Fund (the “Mid Cap Equity Fund” or “Fund”) seeks to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.31%

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 127.86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its goal, the Fund invests at least 80% of its assets in the common stock of mid-capitalization companies traded in the U.S. The Investment Adviser considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index. The market capitalization of companies in which the Fund may invest may vary with market conditions. As of May 31, 2012, the market capitalization range of companies included in the Russell Midcap Index was $1.4 billion to $17.4 billion. Investments in companies that grow above these maximum capitalization criteria may continue to be held if the Investment Adviser considers them to be particularly attractive. The Fund will normally invest in approximately 75 to 150 companies. Although the Fund does not expect to maintain significant positions in such securities on a normal basis, it may invest up to 25% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, the Investment Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Fund is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Investment Adviser compares the Fund’s economic sector weightings to a broad index of medium-size companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index. The Investment Adviser considers the sale of a specific common stock when fundamentals deteriorate, when the stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

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PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. The following risks could affect the value of your investment:

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that the Investment Adviser’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

Small- and Mid-Cap Company Risk – Investments in securities of small- and mid-cap companies involve greater risk of loss than investing in larger, more established companies. Small- and mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small- and mid-cap companies’ stock tend to fluctuate in value more than other stocks.

•

Foreign Securities Risks – Foreign securities (including securities of issuers in emerging markets) involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issue. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and Since Inception (December 27, 2005) periods with a domestic broad-based market index and with a secondary domestic growth style market index. The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Investment Adviser’s website at www.rainierfunds.com.

RAINIER MID CAP EQUITY FUND

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2012 for the Fund was 6.32%.

Best Quarter:	+18.31%	(third quarter, 2009)
Worst Quarter:	-30.88%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS

as of Dec. 31, 2011

	1 Year	5 Years	Since Inception 12/27/05
Rainier Mid Cap Equity Fund
Return before taxes	-3.75%	2.04%	4.78%
Return after taxes on distributions	-3.75%	1.85%	4.60%
Return after taxes on distributions and sale of fund shares	-2.44%	1.65%	4.04%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-1.55%	1.41%	3.54%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	3.72%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do

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not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund Shares, a tax deduction is provided that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, Inc.

PORTFOLIO MANAGERS

The Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Daniel M. Brewer, CFA	Senior Portfolio Manager	Inception (2005)
Mark W. Broughton, CFA	Senior Portfolio Manager	Inception (2005)
Stacie L. Cowell, CFA	Senior Portfolio Manager	2006
Mark H. Dawson, CFA	Senior Portfolio Manager	Inception (2005)
Andrea L. Durbin, CFA	Senior Portfolio Manager	2007
James R. Margard, CFA	Chief Investment Officer	Inception (2005)
Peter M. Musser, CFA	Senior Portfolio Manager	Inception (2005)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $2,500. Additional investments may be made at any time with $250 or more.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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RAINIER FUNDS    July 31, 2012

Summary Prospectus

Rainier Mid Cap Equity Fund – RIMMX

Original Shares

RA-RIMMX